Exhibit 13

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 30, 2007

/s/ DAVID A. BIRD
----------------------
David A. Bird
Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 30, 2007

/s/ MICHAEL B. BOYLE
----------------------
Michael B. Boyle
Director and Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 30, 2007

/s/ DANNY L. HALE
----------------------
Danny L. Hale
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints Michael J. Velotta as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 30, 2007

/s/ JAMES E. HOHMANN
----------------------
James E. Hohmann
Director, President and Chief Executive Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 30, 2007

/s/ JOHN C. LOUNDS
----------------------
John C. Lounds
Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned officer of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 30, 2007

/s/ SAMUEL H. PILCH
----------------------
Samuel H. Pilch
Controller and Group Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 30, 2007

/s/ JOHN C. PINTOZZI
----------------------
John C. Pintozzi
Director, Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 30, 2007

/s/ GEORGE E. RUEBENSON
----------------------
George E. Ruebenson
Director

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 30, 2007

/s/ ERIC A. SIMONSON
----------------------
Eric A. Simonson
Director, Senior Vice President and Chief Investment Officer

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 30, 2007

/s/ KEVIN R. SLAWIN
----------------------
Kevin R. Slawin
Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 30, 2007

/s/ MICHAEL J. VELOTTA
----------------------
Michael J. Velotta
Director, Senior Vice President,
General Counsel and Secretary

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 30, 2007

/s/ DOUGLAS B. WELCH
----------------------
Douglas B. Welch
Director and Senior Vice President

POWER OF ATTORNEY

WITH RESPECT TO

ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I

(REGISTRANT)

AND

ALLSTATE LIFE INSURANCE COMPANY

(DEPOSITOR)

Know all men by these presents that the undersigned director of Allstate Life Insurance Company constitutes and appoints James E. Hohmann and Michael J. Velotta, and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, with full power of substitution, for him in any and all capacities, to sign this initial Form N-4 registration statement of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm all that each of said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

March 30, 2007

/s/ THOMAS J. WILSON, II
----------------------
Thomas J. Wilson, II
Director and Chairman of the Board